UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2011
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 22, 2011, the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc. (the “Company”) approved the grant of stock options to acquire shares of the Company’s common stock to the Company’s named executive officers pursuant to the Company’s 2005 Equity Incentive Plan (the “Plan”). The Plan is filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2008. The number of shares of the Company’s common stock subject to the stock options granted to each of the named executive officers is set forth on Exhibit 10.1 attached hereto and incorporated herein by reference. The stock options were granted in exchange for stock options to acquire shares of the Company’s common stock surrendered by the named executive officers pursuant to the previously announced offer by the Company to all of its employees to exchange certain outstanding options to purchase shares of the Company’s common stock with an exercise price equal to or greater than $2.37 per share for replacement options to purchase a reduced number of shares of the Company’s common stock. The offer expired at 8:00 p.m., U.S. Eastern Time, on Friday, February 18, 2011.
     Thirty-three percent of the shares subject to each of the stock options will vest and become exercisable one year after the date of grant and the balance of the shares will vest and become exercisable in a series of 24 successive equal monthly installments thereafter, subject, in each case, to the applicable named executive officer’s continued employment with the Company through such vesting dates. Notwithstanding the foregoing, if the applicable named executive officer’s continued employment with the Company terminates within three months prior to, or 12 months following, the effective date of a change in control of the Company due to (i) an involuntary termination (excluding death or disability) without cause, or (ii) a voluntary termination for good reason, the vesting and exercisability of the shares subject to the applicable stock option will be accelerated in full as of the later of the change in control and such termination date. The forms of notice of grant of stock options and option agreement pursuant to which such stock options were granted are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.
     On February 22, 2011, the Board also approved the form of option agreement attached hereto as Exhibit 10.4 for use under the Plan.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Named Executive Officer Stock Option Grants.
10.2	Form of Notice of Grant of Stock Options.
10.3	Form of Option Agreement.
10.4	Form of Option Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: February 22, 2011	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Named Executive Officer Stock Option Grants.
10.2	Form of Notice of Grant of Stock Options.
10.3	Form of Option Agreement.
10.4	Form of Option Agreement.